UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 9, 2007

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387
1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

Ameren Corporation (“Ameren”) previously announced that certain of its subsidiaries had entered into a new, multi-year committed bank credit facility (see Current Report on Form 8-K filed February 13, 2007 (the “February 13 Form 8-K”)).

After receipt of required regulatory approvals, effective March 9, 2007, Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), and Illinois Power Company, doing business as AmerenIP (“IP” and collectively with CIPS and CILCO, the “Ameren Illinois Utilities”) became authorized to make borrowings and obtain letters of credit for their benefit under the $500 million multi-year, senior secured Credit Agreement, dated as of February 9, 2007 (the “2007 Credit Agreement”) described in the February 13 Form 8-K. A copy of the 2007 Credit Agreement was filed as Exhibit 10.1 to the February 13 Form 8-K.

From March 9, 2007, IP is authorized to make borrowings and obtain letters of credit for its benefit up to $200 million under the 2007 Credit Agreement (in addition to the $150 million of authority it has under a Credit Agreement dated July 14, 2006 (the “2006 Illinois Credit Agreement”)). CIPS and CILCO will continue to have borrowing capacity of $135 million and $150 million, respectively, under the 2006 Illinois Credit Agreement, but each will have the option of permanently reducing its borrowing capacity under the 2006 Illinois Credit Agreement and shifting, in one or more transactions, such capacity to the 2007 Credit Agreement up to the same limits. Until such time as CIPS or CILCO elects to increase its borrowing capacity under the 2007 Credit Agreement and issue first mortgage bonds as security for its obligations thereunder (as described in the February 13 Form 8-K and below), it will not constitute a “Borrower” under the 2007 Credit Agreement and will not be subject to the covenants thereof (except as a subsidiary of a Borrower).

See the February 13 Form 8-K for a summary of the terms of the 2007 Credit Agreement applicable to the Ameren Illinois Utilities. Each of the Ameren Illinois Utilities has entered into a Supplemental Indenture providing for the issuance of mortgage bonds as security for its obligations under the 2007 Credit Agreement. Copies of such Supplemental Indentures are filed herewith as Exhibits 4.2, 4.4 and 4.6.

ITEM 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 of the February 13 Form 8-K for a description of the 2007 Credit Agreement, a copy of which was attached thereto as Exhibit 10.1 and is incorporated herein by reference.

To secure its obligations under the 2007 Credit Agreement, CIPS has authorized the issuance of up to $135,000,000 of its First Mortgage Bonds, 2007 Credit Agreement Series (the “CIPS Credit Agreement Bonds”) under its Indenture of Mortgage and Deed of Trust dated October 1, 1941, as supplemented by the Supplemental Indenture dated as of March 1, 2007 (filed herewith as Exhibit 4.2) (the “CIPS Mortgage”).

To secure its obligations under the 2007 Credit Agreement, CILCO has authorized the issuance of up to $150,000,000 of its First Mortgage Bonds, 2007 Credit Agreement Series (the “CILCO Credit Agreement Bonds”) under its Indenture of Mortgage and Deed of Trust, as supplemented by the Supplemental Indenture dated as of March 1, 2007 (filed herewith as Exhibit 4.4) (the “CILCO Mortgage”).

To secure its obligations under the 2007 Credit Agreement, IP has issued $200,000,000 of its Mortgage Bonds, 2007 Credit Agreement Series (the “IP Credit Agreement Bonds, and together with the CIPS Credit Agreement Bonds and the CILCO Credit Agreement Bonds, the “Credit Agreement Bonds”) under its General Mortgage Indenture and Deed of Trust, as supplemented by the Supplemental Indenture dated as of March 1, 2007 (filed herewith as Exhibit 4.6) (the “IP Mortgage”).

The IP Credit Agreement Bonds were issued and delivered, and the CIPS Credit Agreement Bonds and the

CILCO Credit Agreement Bonds will be issued and delivered to the extent such company increases its borrowing capacity under the 2007 Credit Agreement, to JPMorgan Chase Bank, N.A. as agent for the lenders under the 2007 Credit Agreement in order to evidence and secure the respective obligations of the Ameren Illinois Utilities under the 2007 Credit Agreement to make payments to the lenders under the 2007 Credit Agreement and to provide the lenders the benefit of the lien of the CIPS Mortgage, the CILCO Mortgage and the IP Mortgage, respectively, with respect to the applicable Credit Agreement Bonds.

The obligation of each Ameren Illinois Utility to make payments with respect to principal under the 2007 Credit Agreement will not give rise to an obligation to pay principal of the respective Credit Agreement Bonds except on the maturity date of such Ameren Illinois Utility’s obligations under the 2007 Credit Agreement or upon redemption of such Credit Agreement Bonds. Upon the occurrence of a default and an acceleration of an Ameren Illinois Utility’s obligations under the 2007 Credit Agreement, and upon notice given by the agent to the respective trustee under the CIPS Mortgage, the CILCO Mortgage or the IP Mortgage, as the case may be, the Credit Agreement Bonds of the applicable Ameren Illinois Utility will be subject to immediate redemption in the amount of all obligations owed by such Ameren Illinois Utility under the 2007 Credit Agreement.

If any Ameren Illinois Utility’s borrowing limit is permanently reduced under the 2007 Credit Agreement, such Ameren Illinois Utility’s obligation under its Credit Agreement Bond will be deemed discharged to that extent. The obligation of each Ameren Illinois Utility to make payments with respect to the interest on its Credit Agreement Bonds will be satisfied and discharged to the extent that, at the time that any such payment shall be due, the then due interest and/or fees of such Ameren Illinois Utility under the 2007 Credit Agreement has been paid. If any payment is made on interest and/or fees of an Ameren Illinois Utility under the 2007 Credit Agreement, a corresponding payment obligation with respect to the interest or fees on the respective Credit Agreement Bonds shall be deemed discharged in the same amount.

The Credit Agreement Bonds do not contain any provision regarding the release of the lien of the mortgage in the event of the retirement or redemption of all other mortgage bonds subject to the lien of the respective mortgage.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Registrant(s):	Title:
4.1 *	Ameren; CIPS
Indenture of Mortgage and Deed of Trust dated October 1, 1941, from CIPS to U.S. Bank National Association and Richard
Prokosch (successors to Continental Illinois National Bank and
Trust Company of Chicago and Edmond B. Stofft), as trustees, as supplemented (the “CIPS Mortgage”) (Annual Report on Form
10-K for the year ended December 31, 2006, Exhibits 4.50
through 4.63).

4.2 **	Ameren; CIPS
Supplemental Indenture dated as of March 1, 2007 to the CIPS
Mortgage relating to the First Mortgage Bonds, 2007 Credit
Agreement Series securing CIPS’ obligations under the Credit
Agreement, dated as of February 9, 2007 (the "2007 Credit
Agreement").

4.3 *	Ameren; CILCORP CILCO
Indenture of Mortgage and Deed of Trust between Illinois Power
Company (predecessor in interest to CILCO) and Deutsche Bank
Trust Company Americas (formerly known as Bankers Trust
Company), as trustee, dated as of April 1, 1933, as supplemented
(the “CILCO Mortgage”) (Annual Report on Form 10-K for the
year ended December 31, 2006, Exhibits 4.75 through 4.82).

4.4 **	Ameren; CILCORP CILCO	Supplemental Indenture dated as of March 1, 2007 to the CILCO Mortgage relating to the First Mortgage Bonds, 2007 Credit Agreement Series securing CILCO’s obligations under the 2007 Credit Agreement.
4.5 *	Ameren; IP
General Mortgage Indenture and Deed of Trust dated as of
November 1, 1992 between IP and BNY Midwest Trust
Company (successor to Harris Trust and Savings Bank), as
trustee, as supplemented (the “IP Mortgage”) (Annual Report on
Form 10-K for the year ended December 31, 2006, Exhibits 4.85 through 4.95).

4.6 **	Ameren; IP	Supplemental Indenture dated as of March 1, 2007 to the IP Mortgage relating to the Mortgage Bonds, 2007 Credit Agreement Series securing IP’s obligations under the 2007 Credit Agreement.
*   Incorporated by reference as indicated.
** Filed herewith.

- - - - - - - - - - - - - - - - - - - -

This combined Form 8-K is being filed separately by Ameren Corporation, Central Illinois Public Service Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CILCORP INC.
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

ILLINOIS POWER COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

Date: March 14, 2007

Exhibit Index

Exhibit Number:	Registrant(s):	Title:
4.1 *	Ameren; CIPS
Indenture of Mortgage and Deed of Trust dated October 1, 1941, from CIPS to U.S. Bank National Association and Richard
Prokosch (successors to Continental Illinois National Bank and
Trust Company of Chicago and Edmond B. Stofft), as trustees, as supplemented (the “CIPS Mortgage”) (Annual Report on Form
10-K for the year ended December 31, 2006, Exhibits 4.50
through 4.63).

4.2 **	Ameren; CIPS
Supplemental Indenture dated as of March 1, 2007 to the CIPS
Mortgage relating to the First Mortgage Bonds, 2007 Credit
Agreement Series securing CIPS’ obligations under the Credit
Agreement, dated as of February 9, 2007 (the "2007 Credit
Agreement").

4.3 *	Ameren; CILCORP CILCO
Indenture of Mortgage and Deed of Trust between Illinois Power
Company (predecessor in interest to CILCO) and Deutsche Bank
Trust Company Americas (formerly known as Bankers Trust
Company), as trustee, dated as of April 1, 1933, as supplemented
(the “CILCO Mortgage”) (Annual Report on Form 10-K for the
year ended December 31, 2006, Exhibits 4.75 through 4.82).

4.4 **	Ameren; CILCORP CILCO	Supplemental Indenture dated as of March 1, 2007 to the CILCO Mortgage relating to the First Mortgage Bonds, 2007 Credit Agreement Series securing CILCO’s obligations under the 2007 Credit Agreement.
4.5 *	Ameren; IP
General Mortgage Indenture and Deed of Trust dated as of
November 1, 1992 between IP and BNY Midwest Trust
Company (successor to Harris Trust and Savings Bank), as
trustee, as supplemented (the “IP Mortgage”) (Annual Report on
Form 10-K for the year ended December 31, 2006, Exhibits 4.85 through 4.95).

4.6 **	Ameren; IP	Supplemental Indenture dated as of March 1, 2007 to the IP Mortgage relating to the Mortgage Bonds, 2007 Credit Agreement Series securing IP’s obligations under the 2007 Credit Agreement.
*    Incorporated by reference as indicated.
**  Filed herewith.